SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment (the “Amendment”) to Employment Agreement (the “Employment Agreement”), is entered into as of March 5th, 2019 (the “Effective Date”) by and between DENTSPLY SIRONA Inc., a Delaware corporation (the “Company”), and Donald M. Casey Jr. (“Executive”) (collectively referred to herein as the “Parties”).

RECITALS

A.The Parties entered into the Employment Agreement as of February 12, 2018, which was subsequently amended by the First Amendment to Employment Agreement dated August 3, 2018.

B.After discussion, it has been determined that the Parties desire to amend and clarify the Employment Agreement in the manner set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the Parties hereto agree as follows:

1. The first paragraph of Section 4(b) of the Employment Agreement be, and hereby is, amended to read as follows:

(b) Termination without Cause, for Good Reason or Expiration of Term. Except as otherwise provided in Section 4(c), if Executive’s employment is terminated by the Company without Cause pursuant to Section 3(a)(iv), by Executive for Good Reason pursuant to Section 3(a)(vi) or Executive’s employment terminates upon expiration of the Term by reason of the Company providing the notice of non-renewal under Section 1(b), then, subject to Executive signing on or before the 50th day following Executive’s Separation from Service (as defined below), and not revoking, a release of claims and separation agreement in the Company’s customary form, as may be updated from time to time (the “Release”), and Executive’s continued compliance with Sections 5, 6 and 7, Executive shall receive, in addition to payments and benefits set forth in Section 3(c), the following benefits:

2. All terms used in this Amendment shall have the same definitions as used in the Employment Agreement, unless otherwise provided herein.

3. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. Signatures delivered by facsimile shall be deemed effective for all purposes.

4. Except as amended hereby, the Employment Agreement shall remain in full force and effect and is hereby ratified and confirmed by the Company and Executive in all respects.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to Employment Agreement as of the date and year first above written.

DENTSPLY SIRONA Inc.

/s/ Eric K. Brandt Name: Eric K. Brandt
Title: Chairman of the Board of Directors

EXECUTIVE

/s/ Donald M. Casey Jr.
Donald M. Casey Jr.

[Signature Page to Second Amendment to Employment Agreement]